UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2021

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2021, American Virtual Cloud Technologies, Inc. (the “Company”) issued a promissory note (the “Note”) to a third-party lender, evidencing a loan in the principal amount of $5,000,000 made to the Company by the lender on that date (the “Loan”). Pursuant to the terms of the Note, the Loan accrues interest at the rate of 12% per annum and is payable in full on September 16, 2022, or earlier upon the occurrence of certain specified events. Upon payment in full of the Loan, the lender is entitled to receive, in addition to the principal amount of the Loan and any accrued but unpaid interest, an amount sufficient to result in the lender receiving, in the aggregate, a 25% return on the original principal amount of the Note.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

On September 16, 2021, the Company issued a press release regarding, among other things, the conversion of its outstanding debentures and the Company’s plan to focus its strategy on acquisitions and organic growth in its cloud technologies business as well as to explore strategic opportunities for its IT solutions business, including the planned divestiture of Computex Technology Group. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Promissory Note, dated September 16, 2021.
99.1	Press release, dated September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas King
Name:	Thomas H. King
Title:	Chief Financial Officer

Date: September 17, 2021

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